EXHIBIT 99.1

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action to be taken you should immediately consult your commercial bank, broker, dealer, trust company or other nominee.

LETTER OF TRANSMITTAL

relating to

L3HARRIS TECHNOLOGIES, INC.

Offers to Exchange

All of the outstanding restricted 4.950% Senior Notes due 2021 Issued on July 2, 2019
For newly issued and registered 4.950% Senior Notes due 2021

All of the outstanding restricted 3.850% Senior Notes due 2023 Issued on July 2, 2019
For newly issued and registered 3.850% Senior Notes due 2023

All of the outstanding restricted 3.950% Senior Notes due 2024 Issued on July 2, 2019
For newly issued and registered 3.950% Senior Notes due 2024

All of the outstanding restricted 3.850% Senior Notes Due 2026 Issued on July 2, 2019
For newly issued and registered 3.850% Senior Notes due 2026

All of the outstanding restricted 4.400% Senior Notes Due 2028 Issued on July 2, 2019
For newly issued and registered 4.400% Senior Notes due 2028

Pursuant to the Prospectus
dated            , 2020

This letter of transmittal relates to Exchange Offers (as defined herein) being made by L3Harris (as defined herein). Each Exchange Offer will expire at 5:00 p.m., New York City time,             , 2020, unless extended (such date and time with respect to an Exchange Offer, as the same may be extended for such Exchange Offer, the “Expiration Date”).

Delivery to:

The Bank of New York Mellon Trust Company, N.A.
As Exchange Agent

The Exchange Agent for the Exchange Offers is:

The Bank of New York Mellon Trust Company, N.A.

By Facsimile (For Eligible Institutions only) (732) 667-9408 Attention: Eric Herr
By Registered, Certified or
Regular Mail, or By
Overnight Courier or By
Hand Delivery

c/o The Bank of New York Mellon
Corporation Corporate Trust
Operations - Reorganization Unit
111 Sanders Creek Parkway
East Syracuse, NY 13057
Attention: Eric Herr
For Information or Confirmation by Telephone or Email: (315) 414-3362 CT_REORG_UNIT_INQUIRIES @bnymellon.com

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION HEREOF VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE OR IN ACCORDANCE WITH THE INSTRUCTIONS HEREIN, WILL NOT CONSTITUTE VALID DELIVERY. ORIGINALS OF ALL DOCUMENTS SENT BY FACSIMILE SHOULD BE PROMPTLY SENT TO THE EXCHANGE AGENT BY MAIL, BY HAND OR BY OVERNIGHT DELIVERY SERVICE. YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

The Exchange Offers

L3Harris Technologies, Inc. (“L3Harris”), is offering holders of each series of Original Notes (as defined below), in each case upon the terms and subject to the conditions set forth in the prospectus (as it may be amended or supplemented, the “Prospectus”) and this Letter of Transmittal (the “Letter of Transmittal”), the opportunity to exchange (each, an “Exchange Offer” and, collectively, the “Exchange Offers”) such outstanding notes for newly issued and registered senior notes issued by L3Harris. Subject to the terms and conditions set forth in the Prospectus, L3Harris is making the following Exchange Offers in a transaction registered under the Securities Act of 1933, as amended (the “Securities Act”):

•	an offer to exchange (the “4.950% 2021 Notes Exchange Offer”) up to $500,875,000 in aggregate principal amount of 4.950% Senior Notes due February 15, 2021 issued by L3Harris (the “Original 4.950% 2021 Notes”) for up to an aggregate principal amount of $500,875,000 of new 4.950% Senior Notes due February 15, 2021 issued by L3Harris (the “Exchange 4.950% 2021 Notes”);
•	an offer to exchange (the “3.850% 2023 Notes Exchange Offer”) up to $740,871,000 in aggregate principal amount of 3.850% Senior Notes due June 15, 2023 issued by L3Harris (the “Original 3.850% 2023 Notes”) for up to an aggregate principal amount of $740,871,000 of new 3.850% Senior Notes due June 15, 2023 issued by L3Harris (the “Exchange 3.850% 2023 Notes”);
•	an offer to exchange (the “3.950% 2024 Notes Exchange Offer”) up to $326,529,000 in aggregate principal amount of 3.950% Senior Notes due May 28, 2024 issued by L3Harris (the “Original 3.950% 2024 Notes”) for up to an aggregate principal amount of $326,529,000 of new 3.950% Senior Notes due May 28, 2024 issued by L3Harris (the “Exchange 3.950% 2024 Notes”);
•	an offer to exchange (the “3.850% 2026 Notes Exchange Offer”) up to $534,777,000 in aggregate principal amount of 3.850% Senior Notes due December 15, 2026 issued by L3Harris (the “Original 3.850% 2026 Notes”) for up to an aggregate principal amount of $534,777,000 of new 3.850% Senior Notes due December 15, 2026 issued by L3Harris (the “Exchange 3.850% 2026 Notes”); and
•	an offer to exchange (the “4.400% 2028 Notes Exchange Offer”) up to $917,994,000 in aggregate principal amount of 4.400% Senior Notes due June 15, 2028 issued by L3Harris (the “Original 4.400% 2028 Notes”) for up to an aggregate principal amount of $917,994,000 of new 4.400% Senior Notes due June 15, 2028 issued by L3Harris (the “Exchange 4.400% 2028 Notes”).

The Original 4.950% 2021 Notes, the Original 3.850% 2023 Notes, the Original 3.950% 2024 Notes, the Original 3.850% 2026 Notes and the Original 4.400% 2028 Notes are referred to herein collectively as the

“Original Notes.” The Exchange 4.950% 2021 Notes, the Exchange 3.850% 2023 Notes, the Exchange 3.950% 2024 Notes, the Exchange 3.850% 2026 Notes and the Exchange 4.400% 2028 Notes are referred to herein collectively as the “Exchange Notes.” The Exchange Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

For each Original Note validly tendered at or before the Expiration Date and not validly withdrawn, the holder of such Original Note will receive an Exchange Note of the same series having a principal amount equal to the principal amount of the surrendered Original Note. In addition, each series of Exchange Notes will accrue interest from (and including) the most recent date on which interest has been paid on the corresponding series of Original Notes accepted in the Exchange Offers. Except as set forth above, no accrued but unpaid interest will be paid with respect to Original Notes tendered for exchange.

The terms of the Exchange Notes are substantially identical to the terms of the corresponding series of the Original Notes, except that the Exchange Notes are registered under the Securities Act and the transfer restrictions, registration rights and payment of additional interest in case of non-registration applicable to the Original Notes do not apply to the Exchange Notes.

If, pursuant to the Exchange Offers, a tendering holder would otherwise be entitled to receive a principal amount of Exchange Notes that is not equal to $2,000 or an integral multiple of $1,000 in excess thereof, such principal amount will be rounded down to the nearest $2,000 or integral multiple of $1,000 in excess thereof, and such holder will receive pursuant to the Exchange Offers this rounded principal amount of Exchange Notes plus cash equal to the principal amount of Exchange Notes not received as a result of rounding down.

The Exchange Offers are described in “The Exchange Offers” in the Prospectus and in this Letter of Transmittal. All terms and conditions contained or otherwise referred to in the Prospectus are deemed to be incorporated in, and form a part of, this Letter of Transmittal. Therefore, you are urged to carefully read the Prospectus and the items referred to therein. The terms and conditions contained in the Prospectus, together with the terms and conditions governing this Letter of Transmittal and the instructions herein, are collectively referred to herein as the “terms and conditions.”

There is currently no trading market for the Exchange Notes, and L3Harris cannot assure you that any trading market will develop. L3Harris does not intend to apply for listing of the Exchange Notes on any securities exchange or for inclusion of the Exchange Notes in any automated quotation system. All of the Original Notes are held, and all of the Exchange Notes are expected to be delivered, in book-entry form through the facilities of The Depository Trust Company (“DTC”) and its participants, including Clearstream Banking and Euroclear Bank S.A./N.V., as operator of the Euroclear System. To exchange your Original Notes for Exchange Notes, you must instruct your commercial bank, broker, dealer, trust company or other nominee to further instruct the DTC participant through which your Original Notes are held to tender for exchange your Original Notes to DTC through the DTC Automated Tender Offer Program (“ATOP”) by the Expiration Date to receive the Exchange Notes. See “The Exchange Offers” in the Prospectus.

Each holder of Original Notes wishing to participate in the Exchange Offers, except holders of Original Notes executing their tenders through ATOP procedures of DTC, should complete, sign and submit this Letter of Transmittal to the exchange agent, The Bank of New York Mellon Trust Company, N.A. (the “Exchange Agent”), prior to the Expiration Date.

This Letter of Transmittal may be used to participate in the Exchange Offers if certificates representing Original Notes are to be physically delivered to the Exchange Agent or if Original Notes are to be tendered by effecting a book-entry transfer into the Exchange Agent’s account at DTC and instructions are not being transmitted through ATOP, for which the Exchange Offers are eligible. Unless you intend to tender your Original Notes through ATOP, you should complete, execute and deliver this Letter of Transmittal, along with any physical certificates for the Original Notes specified herein, to indicate the action you desire to take with respect to the Exchange Offers.

Holders of Original Notes tendering by book-entry transfer to the Exchange Agent’s account at DTC may execute tenders through ATOP, for which the Exchange Offers are eligible. Financial institutions that are DTC participants may execute tenders through ATOP by transmitting acceptance of the Exchange Offers to DTC prior to the Expiration Date. DTC will verify acceptance of the Exchange Offers, execute a book-entry transfer of the tendered Original Notes into the account of the Exchange Agent at DTC and send to the Exchange Agent a

“book-entry confirmation,” which shall include an agent’s message. An “agent’s message” is a message, transmitted by DTC to, and received by, the Exchange Agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgement from a DTC participant tendering Original Notes that the participant has received and agrees to be bound by the terms of this Letter of Transmittal as an undersigned hereof and that L3Harris may enforce such agreement against the participant. Delivery of the agent’s message by DTC will satisfy the terms of the Exchange Offers as to execution and delivery of a Letter of Transmittal by the DTC participant identified in the agent’s message. Accordingly, holders who tender their Original Notes through DTC’s ATOP procedures shall be bound by, but need not complete, this Letter of Transmittal.

In addition, each series of Exchange Notes will accrue interest from (and including) the most recent date on which interest has been paid on the corresponding series of Original Notes accepted in the Exchange Offers. As described more fully in the Prospectus, the Exchange Offers are subject to certain conditions. Subject to the completion of the Exchange Offers, L3Harris will accept any and all Original Notes that are validly tendered and not validly withdrawn by the Expiration Date; accordingly tenders of Original Notes are not subject to proration. Any holder that is a commercial bank, broker, dealer, trust company or other nominee holding Original Notes on behalf of more than one beneficial owner may submit to the Exchange Agent a list of the aggregate principal amount of Original Notes owned by each such beneficial owner, and the Exchange Agent, in determining the aggregate principal amount of Exchange Notes to be issued to such holder, will treat each such beneficial owner as a separate holder. Holders that anticipate tendering other than through DTC are urged to contact promptly a bank, broker or other intermediary (that has the capability to hold cash and securities custodially through DTC) to arrange for receipt of Exchange Notes to be delivered pursuant to the Exchange Offers and to obtain the information necessary to provide the required DTC participant with account information in this Letter of Transmittal. Beneficial owners are urged to appropriately instruct their commercial bank, broker, dealer, custodian, trust company or other nominee at least five business days prior to the Expiration Date in order to allow adequate processing time for their instruction.

The Exchange Notes will be issued in exchange for Original Notes in the Exchange Offer, if consummated, on the Exchange Date, which shall be promptly following the Expiration Date and is expected to be within three business days after the Expiration Date (the “Exchange Date”). See “The Exchange Offers” in the Prospectus.

On the Exchange Date, Exchange Notes will be issued by deposit in book-entry form with DTC.

L3Harris may amend the terms of any Exchange Offer without amending the terms of any other Exchange Offer.

TENDER OF ORIGINAL NOTES

To effect a valid tender of Original Notes through the completion, execution and delivery of this Letter of Transmittal, the undersigned must complete the tables below entitled “Method of Delivery” and “Description of Original Notes Tendered” and sign this Letter of Transmittal where indicated.

Exchange Notes will be delivered in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned’s custodian, as specified in the table below entitled “Method of Delivery,” on the Exchange Date.

L3Harris has not provided guaranteed delivery procedures in conjunction with the Exchange Offers or under the Prospectus or other materials provided therewith.

Failure to provide the information necessary to effect delivery of Exchange Notes will render such holder’s tender defective, and L3Harris will have the right, which it may waive, to reject such tender without notice.

METHOD OF DELIVERY
☐	CHECK HERE IF PHYSICAL CERTIFICATES FOR TENDERED ORIGINAL NOTES ARE BEING DELIVERED HEREWITH.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC.

PROVIDE BELOW THE NAME OF THE DTC PARTICIPANT AND PARTICIPANT’S ACCOUNT NUMBER IN WHICH THE TENDERED ORIGINAL NOTES ARE HELD AND/OR THE CORRESPONDING EXCHANGE NOTES ARE TO BE DELIVERED.

Name of Tendering Institution:
DTC Participant Number:
Account Number:
Transaction Code Number:

List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the principal amount of notes and any certificate numbers should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL NOTES TENDERED
1 Names and Address(es) of Certificate Holder(s) (Please fill in Certificate Number(s)*)	2 Principal Amount of Original 4.950% 2021 Notes Tendered**	3 Principal Amount of Original 3.850% 2023 Notes Tendered**	4 Principal Amount of Original 3.950% 2024 Notes Tendered**	5 Principal Amount of Original 3.850% 2026 Notes Tendered**	6 Principal Amount of Original 4.400% 2028 Notes Tendered**

*	Need not be completed if Original Notes are being tendered by book-entry transfer.
**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original Notes represented by the Original Notes indicated in columns 2, 3, 4, 5 and/or 6. See Instruction 2. Original Notes tendered hereby must be in denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof. See Instruction 1.

Note: Signatures must be provided below.

If the undersigned is not a broker-dealer, the undersigned represents and acknowledges to L3Harris that (i) it has full power and authority to tender, exchange, sell, assign and transfer the Original Notes it is tendering and that L3Harris will acquire good, marketable and unencumbered title to the Original Notes, free and clear of all security interests, liens, restrictions, charges and encumbrances or other obligations relating to their sale or transfer and not subject to any adverse claim when the Original Notes are accepted by L3Harris, (ii) the Exchange Notes acquired in connection with the Exchange Offers are being obtained in the ordinary course of business of the person receiving the Exchange Notes, (iii) it has not engaged in, does not intend to engage in, and has no arrangement or understanding with any person to participate in the distribution, as defined in the Securities Act, of the Exchange Notes it will receive in the Exchange Offers and (iv) it is not an “affiliate” (as defined in Rule 405 under the Securities Act) of L3Harris.

If the undersigned is a broker-dealer, the undersigned represents and acknowledges to L3Harris that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes, and that it will receive Exchange Notes for its own account in exchange for Original Notes that were acquired by such broker-dealer as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act (other than in connection with a resale of an unsold allotment from the original sale of the Original Notes).

Please read the accompanying instructions carefully.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the applicable Exchange Offer, the undersigned hereby tenders to L3Harris the aggregate principal amount of Original Notes indicated in the table above entitled “Description of Original Notes Tendered.” The undersigned understands that validly tendered Original Notes (or defectively tendered Original Notes with respect to which L3Harris has waived such defect or caused such defect to be waived) will be deemed to have been accepted by L3Harris if, as and when L3Harris gives oral or written notice thereof to the Exchange Agent. The undersigned understands that Original Notes properly tendered (and not validly withdrawn) and accepted in accordance with the terms and conditions will be exchanged for Exchange Notes.

The undersigned understands that any Original Notes tendered pursuant to the Exchange Offers may be withdrawn, subject to the procedures set forth in the Prospectus and herein, at any time on or prior to the Expiration Date. If any Original Notes are not accepted for exchange for any reason (or if Original Notes are validly withdrawn), such Original Notes will be returned, without expense, to the undersigned at the address shown above in the table entitled “Description of Original Notes Tendered” unless otherwise indicated herein, or in the case of book-entry delivery of Original Notes, to the undersigned’s account at DTC or such other account as designated herein promptly after the expiration or termination of the Exchange Offers.

Following the date upon which Original Notes are tendered hereby, and subject to and effective upon L3Harris’ acceptance for exchange of the principal amount of the Original Notes tendered hereby, upon the terms and conditions, the undersigned hereby:

1.	irrevocably sells, assigns and transfers to or upon L3Harris’ order or the order of L3Harris’ nominee all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of, all Original Notes tendered hereby, such that thereafter the holder shall have no contractual or other rights or claims in law or equity against L3Harris or any fiduciary, trustee, fiscal agent or other person connected with the Original Notes arising under, from or in connection with such Original Notes;
2.	waives any and all rights with respect to the Original Notes tendered hereby, including, without limitation, any existing or past defaults and their consequences in respect of those Original Notes; and
3.	releases and discharges L3Harris and the trustee with respect to the Indenture, dated as of September 3, 2003, from any and all claims that the undersigned may have, now or in the future, arising out of or related to the Original Notes tendered hereby, including, without limitation, any claims that the undersigned is entitled to receive additional principal or interest payments with respect to the Original Notes tendered hereby, other than accrued and unpaid interest on the Original Notes or as otherwise expressly provided in the Prospectus and in this Letter of Transmittal, or to participate in any redemption or defeasance of the Original Notes tendered hereby.

The undersigned understands that tenders of Original Notes pursuant to any of the procedures described in the Prospectus and in the instructions in this Letter of Transmittal and acceptance of such Original Notes by L3Harris will, following such acceptance, constitute a binding agreement between the undersigned and L3Harris upon the terms and conditions. All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

If the undersigned is a broker-dealer, the undersigned represents and acknowledges to L3Harris that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes, and that it will receive Exchange Notes for its own account in exchange for Original Notes that were acquired by such broker-dealer as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act (other than in connection with a resale of an unsold allotment from the original sale of the Original Notes).

The undersigned also acknowledges that the Exchange Offers are being made by L3Harris based upon L3Harris’ understanding of interpretations by the staff of the SEC as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offers may be offered for resale, resold and otherwise transferred by holders thereof, without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (i) such holder is not an “affiliate”, as defined in Rule 405 under the Securities Act, of L3Harris; (ii) such Exchange Notes received by the undersigned are acquired in the ordinary course of the undersigned’s business; and (iii) such holder is not engaged in, does not intend to engage in, and has no arrangement or understanding with any person to participate in the distribution, as defined in the Securities Act, of the Exchange Notes.

However, L3Harris has not sought its own no-action letter and therefore the staff of the SEC has not considered the Exchange Offers in the context of a no-action letter. There can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offers as in other circumstances. If a holder of Original Notes is an affiliate of L3Harris, acquires the Exchange Notes other than in the ordinary course of such holder’s business or is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offers, such holder could not rely on the applicable interpretations of the staff of the SEC and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

The undersigned hereby represents, warrants and agrees that:

1.	it has received the Prospectus;
2.	it is the beneficial owner (as defined herein) of, or a duly authorized representative of one or more beneficial owners of, the Original Notes tendered hereby, and it has full power and authority to execute this Letter of Transmittal;
3.	the Exchange Notes acquired in connection with the Exchange Offers are being obtained in the ordinary course of business of the person receiving the Exchange Note;
4.	it has not engaged in, does not intend to engage in, and has no arrangement or understanding with any person to participate in the distribution, as defined in the Securities Act of the Exchange Notes it will receive in the Exchange Offers;
5.	it is not an “affiliate” (as defined in Rule 405 under the Securities Act) of L3Harris;
6.	the Original Notes being tendered hereby were owned as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and L3Harris will acquire good, indefeasible and unencumbered title to those Original Notes, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when L3Harris accepts the same;
7.	it will not sell, pledge, hypothecate or otherwise encumber or transfer any Original Notes tendered hereby from the date of this Letter of Transmittal, and any purported sale, pledge, hypothecation or other encumbrance or transfer will be void and of no effect;
8.	the tender of Original Notes shall constitute an undertaking to execute any further documents and give any further assurances that may be required in connection with any of the foregoing, in each case on and subject to the terms and conditions described or referred to in the Prospectus;
9.	the submission of this Letter of Transmittal to the Exchange Agent shall, subject to a holder’s ability to withdraw its tender on or prior to the Expiration Date, and subject to the terms and conditions of the Exchange Offers, constitute the irrevocable appointment of the Exchange Agent as its attorney and agent and an irrevocable instruction to that attorney and agent to complete and execute all or any forms of transfer and other documents at the discretion of that attorney and agent in relation to the Original Notes tendered hereby in favor of L3Harris or any other person or persons as L3Harris may direct and to deliver those forms of transfer and other documents in the attorney and agent’s discretion and the certificates and other documents of title relating to the registration of Original Notes and to execute all other documents and to do all other acts and things as may be in the opinion of that attorney and agent necessary or expedient for the purpose of, or in connection with, the acceptance of the applicable Exchange Offer, and to vest in L3Harris or its nominee(s) those Original Notes;

10.	the terms and conditions of the applicable Exchange Offer shall be deemed to be incorporated in, and form a part of, this Letter of Transmittal, which shall be read and construed accordingly; and
11.	it acknowledges that L3Harris, the Exchange Agent and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations and agreements and agrees that if any of the acknowledgements, representations and warranties made by its submission of this Letter of Transmittal, or its agreement to the terms of this Letter of Transmittal pursuant to an agent’s message, are, at any time prior to the consummation of the Exchange Offers, no longer accurate, it shall promptly notify L3Harris and the Exchange Agent. If it is acquiring the Exchange Notes as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account.

Unless otherwise indicated in the boxes entitled “Special Issuance Instructions” and “Special Delivery Instructions” below, please deliver, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged in the name of the undersigned at the address shown above in the box entitled “Description of Original Notes Tendered” or, in the case of a book-entry delivery of Original Notes, please credit the account maintained at DTC (specified above in the box entitled “Method of Delivery”). Similarly, unless otherwise instructed in the box entitled “Special Issuance Instructions” below, please deliver Exchange Notes in book-entry form to the DTC account of the undersigned or the undersigned’s custodian as specified in the box entitled “Method of Delivery” on the Exchange Date.

The undersigned understands that the delivery and surrender of the Original Notes is not effective, and the risk of loss of the Original Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal (or a manually executed facsimile hereof), properly completed and duly executed, or a properly transmitted agent’s message, together with all accompanying evidences of authority and any other required documents in a form satisfactory to L3Harris. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered notes pursuant to the procedures described above will be determined by L3Harris in its sole discretion (whose determination shall be final and binding).

The representations, warranties and agreements of a holder tendering Original Notes will be deemed to be repeated and reconfirmed on and as of the Expiration Date and the Exchange Date. For purposes of this Letter of Transmittal, the “beneficial owner” of any Original Notes means any holder that exercises investment discretion with respect to those Original Notes.

If the terms of the Exchange Offers are amended in a manner determined by L3Harris to constitute a material change adversely affecting any holder, L3Harris will promptly disclose any such amendment in a manner reasonably calculated to inform holders of such amendment, and L3Harris will extend the Exchange Offers for a time period that it deems appropriate, depending upon the significance of the amendment and the manner of disclosure to the holders, if the Exchange Offers would otherwise expire during such time period.

SPECIAL ISSUANCE INSTRUCTIONS (See Instruction 4)	SPECIAL DELIVERY INSTRUCTIONS (See Instruction 4)

To be completed ONLY if certificates for Original Notes in a principal amount not tendered or not accepted are to be issued in the name of someone other than the undersigned, or if Original Notes are to be returned or Exchange Notes are to be issued by credit to an account maintained by DTC other than the account designated above. Issue certificates for Original Notes not tendered or not accepted to:

To be completed ONLY if certificates for Original Notes in a principal amount not tendered or not accepted are to be sent to someone other than the undersigned at an address other than that shown above.

Deliver certificates for Original Notes not tendered or not accepted to:

Name:	Name:
(Please Print)	(Please Print)
Address:	Address:

(Include Zip Code)	(Include Zip Code)

(Taxpayer Identification Number)	(Taxpayer Identification Number)

(Such person(s) must also complete an IRS Form W-9, a Form W-8BEN, a Form W-8BEN-E, a Form W-8ECI or a Form W-8IMY, as applicable)	(Such person(s) must also complete an IRS Form W-9, a Form W-8BEN, a Form W-8BEN-E, a Form W-8ECI or a Form W-8IMY, as applicable)

Credit Exchange Notes tendered by book-entry transfer to:

☐ The DTC account set forth below:

(DTC Account Number)

IMPORTANT: This Letter of Transmittal or a facsimile hereof or an agent’s message in lieu thereof (together with the certificates for Original Notes or a book-entry confirmation and all other required documents) must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

IN ORDER TO VALIDLY TENDER ORIGINAL NOTES FOR EXCHANGE, HOLDERS
OF ORIGINAL NOTES MUST COMPLETE, EXECUTE, AND DELIVER THE LETTER
OF TRANSMITTAL OR A PROPERLY TRANSMITTED AGENT’S MESSAGE.

SIGN HERE

(To be Completed By All Tendering Holders of Original Notes Regardless of Whether Original Notes
Are Being Physically Delivered Herewith, Other Than Holders Effecting Delivery Through ATOP)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders to L3Harris the principal amount of the Original Notes listed in the table on page 5 entitled “Description of Original Notes Tendered.”

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Area Code and Telephone Number	Date

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Area Code and Telephone Number	Date

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Area Code and Telephone Number	Date

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Area Code and Telephone Number	Date

If a holder of Original Notes is tendering any Original Notes, this Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on (a) the certificate(s) for the Original Notes or (b) a securities position listing of DTC, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth at the line entitled “Capacity (full title)” and submit evidence satisfactory to the Exchange Agent and L3Harris of such person’s authority to so act. See Instruction 6.

Name(s):

(Please Type or Print)
Capacity (full title):
Address:
(Including Zip Code)

SIGNATURE GUARANTEE
(If required—See Instruction 6)

Signature(s) Guaranteed by
an Eligible Guarantor Institution:
(Authorized Signature)

(Title)

(Name of Firm)

(Address)

Dated:

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS
OF THE EXCHANGE OFFERS

1.   Delivery of Letter of Transmittal. This Letter of Transmittal is to be completed by tendering holders of Original Notes if certificates representing Original Notes are to be physically delivered to the Exchange Agent or if Original Notes are to be tendered by effecting a book-entry transfer into the Exchange Agent’s account at DTC and instructions are not being transmitted through ATOP. Holders who tender their Original Notes through DTC’s ATOP procedures shall be bound by, but need not complete, this Letter of Transmittal; thus, a Letter of Transmittal need not accompany tenders effected through ATOP.

Certificates for all physically tendered Original Notes or a confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all Original Notes delivered electronically, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or a manually executed facsimile thereof) or properly transmitted agent’s message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date.

Any financial institution that is a participant in DTC may electronically transmit its acceptance of the Exchange Offers by causing DTC to transfer Original Notes to the Exchange Agent in accordance with DTC’s ATOP procedures for such transfer prior to the Expiration Date. The Exchange Agent will make available its general participant account at DTC for the Original Notes for purposes of the Exchange Offers.

Delivery of a Letter of Transmittal to DTC will not constitute valid delivery to the Exchange Agent. No Letter of Transmittal should be sent to L3Harris or DTC.

The method of delivery of this Letter of Transmittal, the Original Notes and all other required documents, including delivery through DTC and any acceptance or agent’s message delivered through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail, with return receipt requested and properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand-delivery service. In all cases, sufficient time should be allowed to ensure timely delivery.

Neither L3Harris nor the Exchange Agent is under any obligation to notify any tendering holder of Original Notes of L3Harris’ acceptance of tendered Original Notes prior to the Expiration Date.

2.   Partial Tenders (not applicable to note holders who tender by book-entry transfer). If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Notes to be tendered in the box above entitled “Description of Original Notes Tendered.” A reissued certificate representing the balance of non-tendered Original Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE ORIGINAL NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3.   Delivery of the Exchange Notes. Exchange Notes to be issued according to the terms of the Exchange Offer, if consummated, will be delivered in book-entry form. The appropriate DTC participant name and number (along with any other required account information) needed to permit such delivery must be provided in the table on page 5 entitled “Method of Delivery.” Failure to do so will render a tender of the Original Notes defective, and L3Harris will have the right, which it may waive, to reject such delivery. Holders that anticipate participating in the Exchange Offers other than through DTC are urged to contact promptly a bank, broker or other intermediary (that has the capability to hold securities custodially through DTC) to arrange for receipt of Exchange Notes and to obtain the information necessary to complete the table.

4.   Special Issuance and Special Delivery Instructions. Tendering holders of Original Notes should indicate in the applicable box the name and address to which substitute certificates representing Original Notes for any Original Notes not exchanged are to be issued or sent or, in the case of a book-entry delivery of Original Notes and/or Exchange Notes, the appropriate DTC participant name and number, if different from the name or address or the DTC participant name and number, as the case may be, of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. Holders tendering Original Notes by book-entry transfer may request

i

that Original Notes not exchanged be credited to such account maintained at DTC as such note holder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name and address or the account maintained at DTC, as the case may be, of the person signing this Letter of Transmittal.

5.   Amount of Tenders. Tenders of Original Notes will be accepted only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. No tender of Original Notes will be accepted if it results in the issuance of less than $2,000 principal amount of Exchange Notes. If, pursuant to the Exchange Offer, a tendering holder would otherwise be entitled to receive a principal amount of Exchange Notes that is not equal to $2,000 or an integral multiple of $1,000 in excess thereof, such principal amount will be rounded down to the nearest $2,000 or integral multiple of $1,000 in excess thereof, and such holder will receive pursuant to the Exchange Offer this rounded principal amount of Exchange Notes plus cash equal to the principal amount of Exchange Notes not received as a result of rounding down. Tendering holders of Original Notes must tender Original Notes in minimum denominations of $2,000. Book-entry transfers to the Exchange Agent should be made in the exact principal amount of Original Notes tendered.

6.   Signatures on Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC’s security position listing as the holder of such Original Notes without any change whatsoever.

If any tendered Original Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered holder or holders of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, any untendered or unexchanged Original Notes are to be reissued to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Guarantor Institution (as defined below).

If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Guarantor Institution.

An “Eligible Guarantor Institution” is one of the following firms or other entities identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (as the terms are used in Rule 17Ad-15):

a.	a bank;
b.	a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker;
c.	a credit union;
d.	a national securities exchange, registered securities association or clearing agency; or
e.	a savings association.

If any of the Original Notes tendered are held by two or more registered holders, all of the registered holders must sign the Letter of Transmittal.

L3Harris will not accept any alternative, conditional, irregular or contingent tenders. By executing this Letter of Transmittal (or a manually executed facsimile hereof) or directing DTC to transmit an agent’s message, you waive any right to receive notice of the acceptance of your Original Notes for exchange.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians or attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by L3Harris, evidence satisfactory to L3Harris of their authority to so act must be submitted with this Letter of Transmittal.

Beneficial owners whose tendered Original Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender their Original Notes.

7.   Transfer Taxes. Holders who tender their Original Notes for Exchange Notes will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offers, the amount of any transfer taxes (whether imposed on the registered holder or any other person) will be payable by the holder. If satisfactory evidence of payment of any such transfer taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to the holder.

8.   Validity of Tenders. All questions concerning the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Original Notes will be determined by L3Harris in its sole discretion, which determination will be final and binding. L3Harris reserves the absolute right to reject any and all tenders of Original Notes not in proper form or any Original Notes the acceptance for exchange of which may, in the opinion of its counsel, be unlawful. L3Harris also reserves the absolute right to waive any defect or irregularity in tenders of Original Notes, whether or not similar defects or irregularities are waived in the case of other tendered Original Notes. The interpretation of the terms and conditions by L3Harris shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as L3Harris shall determine. None of L3Harris, the Exchange Agent or any other person will be under any duty to give notification of defects or irregularities with respect to tenders of Original Notes, nor shall any of them incur any liability for failure to give such notification.

Tenders of Original Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Original Notes received by the Exchange Agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the holders of Original Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date or the withdrawal or termination of the Exchange Offers.

9.   Waiver of Conditions; Amendment of Terms. L3Harris reserves the absolute right to amend or waive any of the conditions to the Exchange Offers at any time. L3Harris expressly reserves the right, subject to applicable law, to (i) delay accepting any Original Notes, to extend the Exchange Offers or to terminate the Exchange Offers and not accept any Original Notes, and (ii) amend, modify or waive in part or whole, at any time, or from time to time, the terms of the Exchange Offers in any respect, including waiver of any conditions to consummation of the Exchange Offers.

10.   Withdrawal. Tenders may be withdrawn only pursuant to the procedures and subject to the terms set forth in the Prospectus under the caption “The Exchange Offers—Withdrawal Rights.”

11.   Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at its telephone numbers indicated in this Letter of Transmittal and in the Prospectus.

12.   Tax Identification Number; Backup Withholding. Under U.S. federal income tax laws, an exchange of Original Notes for Exchange Notes will not be treated as a taxable exchange or other taxable event. In particular, no backup withholding or information reporting is required in connection with such an exchange. However, U.S. federal income tax law generally requires that payment of principal and interest on a note to a holder be subject to backup withholding if the holder fails to provide its taxpayer identification number or certification of exempt status or has been notified by the Internal Revenue Service (the “IRS”) that payments to it are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will generally be allowed as a credit against a holder’s U.S. federal income tax liability and may entitle a holder to a refund, provided that it furnishes the required information to the IRS on a timely basis.

To avoid backup withholding, a U.S. holder should notify the Exchange Agent of its correct TIN by completing an Internal Revenue Service Form W-9 and certifying on such Form W-9 that the TIN provided is correct (or that the holder is awaiting a TIN). In addition, a U.S. holder is required to certify on the Form W-9 that the holder is not subject to backup withholding because (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the holder that the holder is no longer subject to backup withholding. If the U.S. holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such U.S. holder should write “Applied For” in the space provided for the TIN in Part I of Form W-9, and sign and date the Form W-9. If the Exchange Agent is provided with an incorrect TIN or the holder makes false statements resulting in no backup withholding, the holder may be subject to penalties imposed by the IRS.

To prevent backup withholding, a non-U.S. holder should (i) submit a properly completed IRS Form W-8 BEN, IRS Form W-8BEN-E or other applicable Form W-8 to the Exchange Agent, certifying under penalties of perjury to the holder’s foreign status or (ii) otherwise establish an exemption. IRS Forms W-8 may be obtained on the web at www.irs.gov.

Form **W-9**
(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

► Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type. See **Specific Instructions** on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ► ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ►

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here | **Signature of U.S. person ►** | **Date ►**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 10-2018)

Form W-9 (Rev. 10-2018) Page **2**

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting*, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code*, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships*, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code*, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018) Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C corporation, or S corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

- Generally, individuals (including sole proprietors) are not exempt from backup withholding.
- Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.
- Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.
- Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018) Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester,* later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/Businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code*, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018) Page 5

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships,* earlier.

***Note:** The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 10-2018) Page 6

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at *spam@uce.gov* or report them at *www.ftc.gov/complaint*. You can contact the FTC at *www.ftc.gov/idtheft* or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see *www.IdentityTheft.gov* and Pub. 5027.

Visit *www.irs.gov/IdentityTheft* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

Instructions for the Requester of Form W-9

(Rev. October 2018)

Request for Taxpayer Identification Number and Certification

Department of the Treasury
Internal Revenue Service

Section references are to the Internal Revenue Code unless otherwise noted.

Future Developments

For the latest developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to IRS.gov/FormW9.

What's New

Backup withholding rate. The backup withholding rate is 24% for reportable payments.

Reminders

FATCA and backup withholding exemptions. FATCA requires a participating foreign financial institution to report all U.S. account holders that are specified U.S. persons. Form W-9 has an *Exemptions* box on the front of the form that includes entry for the *Exempt payee code (if any)* and *Exemption from FATCA Reporting Code (if any)*. The references for the appropriate codes are in the *Exemptions* section of Form W-9, and in the *Payees Exempt From Backup Withholding* and *Payees and Account Holders Exempt From FATCA Reporting* sections of these instructions.

The *Certification* section in Part II of Form W-9 includes certification relating to FATCA reporting.

Backup withholding liability. If you do not collect backup withholding from affected payees as required, you may become liable for any uncollected amount.

TIN matching e-services. The IRS website offers TIN Matching e-services for certain payers to validate name and TIN combinations. See Taxpayer Identification Number (TIN) Matching, later.

How Do I Know When To Use Form W-9?

Use Form W-9 to request the taxpayer identification number (TIN) of a U.S. person (including a resident alien) and to request certain certifications and claims for exemption. (See *Purpose of Form* on Form W-9.) Withholding agents may require signed Forms W-9 from U.S. exempt recipients to overcome a presumption of foreign status. For federal tax purposes, a U.S. person includes but is not limited to:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- Any estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

A partnership may require a signed Form W-9 from its U.S. partners to overcome a presumption of foreign status and to avoid withholding on the partner's allocable share of the partnership's effectively connected income. For more information, see Regulations section 1.1446-1.

A participating foreign financial institution (PFFI) should request Form W-9 from an account holder that is a U.S. person. If an account is jointly held, the PFFI should request a Form W-9 from each holder that is a U.S. person.

Advise foreign persons to use the appropriate Form W-8 or Form 8233, Exemption From Withholding on Compensation for Independent (and Certain Dependent) Personal Services of a Nonresident Alien Individual. See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities, for more information and a list of the W-8 forms.

Electronic Submission of Forms W-9

Requesters may establish a system for payees and payees' agents to submit Forms W-9 electronically, including by fax. A requester is anyone required to file an information return. A payee is anyone required to provide a taxpayer identification number (TIN) to the requester.

Payee's agent. A payee's agent can be an investment advisor (corporation, partnership, or individual) or an introducing broker. An investment advisor must be registered with the Securities and Exchange Commission (SEC) under the Investment Advisers Act of 1940. The introducing broker is a broker-dealer that is regulated by the SEC and the National Association of Securities Dealers, Inc., and that is not a payer. Except for a broker who acts as a payee's agent for "readily tradable instruments," the advisor or broker must show in writing to the payer that the payee authorized the advisor or broker to transmit the Form W-9 to the payer.

Electronic system. Generally, the electronic system must:

- Ensure the information received is the information sent, and document all occasions of user access that result in the submission;
- Make reasonably certain that the person accessing the system and submitting the form is the person identified on Form W-9, the investment advisor, or the introducing broker;
- Provide the same information as the paper Form W-9;
- Be able to supply a hard copy of the electronic Form W-9 if the Internal Revenue Service requests it; and
- Require as the final entry in the submission an electronic signature by the payee whose name is on Form W-9 that authenticates and verifies the submission. The electronic signature must be under penalties of perjury and the perjury statement must contain the language of the paper Form W-9.

TIP *For Forms W-9 that are not required to be signed, the electronic system need not provide for an electronic signature or a perjury statement.*

For more details, see the following.

- Announcement 98-27, which is on page 30 of Internal Revenue Bulletin 1998-15 at IRS.gov/pub/irs-irbs/irb98-15.pdf.
- Announcement 2001-91, which is on page 221 of Internal Revenue Bulletin 2001-36 at IRS.gov/pub/irs-irbs/irb01-36.pdf.

Sep 25, 2018 Cat. No. 20479P

Individual Taxpayer Identification Number (ITIN)

Form W-9 (or an acceptable substitute) is used by persons required to file information returns with the IRS to get the payee's (or other person's) correct name and TIN. For individuals, the TIN is generally a social security number (SSN).

However, in some cases, individuals who become U.S. resident aliens for federal tax purposes are not eligible to obtain an SSN. This includes certain resident aliens who must receive information returns but who cannot obtain an SSN.

These individuals must apply for an ITIN on Form W-7, Application for IRS Individual Taxpayer Identification Number, unless they have an application pending for an SSN. Individuals who have an ITIN must provide it on Form W-9.

Note. ITINs that haven't been included on a U.S. federal tax return at least once in the last 3 consecutive tax years will expire. Expired ITINs must be renewed in order to avoid delays in processing the ITIN holder's tax return. If the IRS deactivates the ITIN because it has expired, the ITIN may still be used on Form W-9. However, the ITIN holder will have to apply to renew the deactivated ITIN if there is a need to file a tax return. For more information, see the Instructions for Form W-7.

Substitute Form W-9

You may develop and use your own Form W-9 (a substitute Form W-9) if its content is substantially similar to the official IRS Form W-9 and it satisfies certain certification requirements.

You may incorporate a substitute Form W-9 into other business forms you customarily use, such as account signature cards. However, the certifications on the substitute Form W-9 must clearly state (as shown on the official Form W-9) that under penalties of perjury:

1. The payee's TIN is correct,

2. The payee is not subject to backup withholding due to failure to report interest and dividend income,

3. The payee is a U.S. person, and

4. The FATCA code entered on this form (if any) indicating that the payee is exempt from FATCA reporting is correct.

You may provide certification instructions on a substitute Form W-9 in a manner similar to the official form. If you are not collecting a FATCA exemption code by omitting that field from the substitute Form W-9 (see Payees and Account Holders Exempt From FATCA Reporting, later), you may notify the payee that item 4 does not apply.

You may not:

1. Use a substitute Form W-9 that requires the payee, by signing, to agree to provisions unrelated to the required certifications, or

2. Imply that a payee may be subject to backup withholding unless the payee agrees to provisions on the substitute form that are unrelated to the required certifications.

A substitute Form W-9 that contains a separate signature line just for the certifications satisfies the requirement that the certifications be clearly stated.

If a single signature line is used for the required certifications and other provisions, the certifications must be highlighted, boxed, printed in bold-face type, or presented in some other manner that causes the language to stand out from all other information contained on the substitute form. Additionally, the following statement must be presented to stand out in the same manner as described above and must appear immediately above the single signature line:

"The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding."

If you use a substitute form, you are required to provide the Form W-9 instructions to the payee only if he or she requests them. However, if the IRS has notified the payee that backup withholding applies, then you must instruct the payee to strike out the language in the certification that relates to underreporting. This instruction can be given orally or in writing. See item 2 of the *Certification* on Form W-9. You can replace "defined below" with "defined in the instructions" in item 3 of the *Certification* on Form W-9 when the instructions will not be provided to the payee except upon request. For more information, see Rev. Proc. 83-89,1983-2 C.B. 613; amplified by Rev. Proc. 96-26, which is on page 22 of Internal Revenue Bulletin 1996-8 at IRS.gov/pub/irs-irbs/irb96-08.pdf.

TIN Applied For

For interest and dividend payments and certain payments with respect to readily tradable instruments, the payee may return a properly completed, signed Form W-9 to you with "Applied For" written in Part I. This is an "awaiting-TIN" certificate. The payee has 60 calendar days, from the date you receive this certificate, to provide a TIN. If you do not receive the payee's TIN at that time, you must begin backup withholding on payments.

Reserve rule. You must backup withhold on any reportable payments made during the 60-day period if a payee withdraws more than $500 at one time, unless the payee reserves an amount equal to the current year's backup withholding rate on all reportable payments made to the account.

Alternative rule. You also may elect to backup withhold during this 60-day period, after a 7-day grace period, under one of the two alternative rules discussed below.

Option 1. Backup withhold on any reportable payments if the payee makes a withdrawal from the account after the close of 7 business days after you receive the awaiting-TIN certificate. Treat as reportable payments all cash withdrawals in an amount up to the reportable payments made from the day after you receive the awaiting-TIN certificate to the day of withdrawal.

Option 2. Backup withhold on any reportable payments made to the payee's account, regardless of whether the payee makes any withdrawals, beginning no later than 7 business days after you receive the awaiting-TIN certificate.

CAUTION *The 60-day exemption from backup withholding does not apply to any payment other than interest, dividends, and certain payments relating to readily tradable instruments. Any other reportable payment, such as nonemployee compensation, is subject to backup withholding immediately, even if the payee has applied for and is awaiting a TIN.*

Even if the payee gives you an awaiting-TIN certificate, you must backup withhold on reportable interest and dividend payments if the payee does not certify, under penalties of perjury, that the payee is not subject to backup withholding.

If you do not collect backup withholding from affected payees as required, you may become liable for any uncollected amount.

Payees Exempt From Backup Withholding

The following payees are exempt from backup withholding with respect to the payments below, and should enter the corresponding exempt payee code on Form W-9. You may rely on the payee's claim of exemption unless you have actual knowledge that the exempt payee code and/or classification selected are not valid, or if they are inconsistent with each other.

-2- Instr. for Req. of Form W-9 (Rev. 10-2018)

In that case, you may rely on the Form W-9 for purposes of obtaining the payee's TIN, but you must treat the payee as non-exempt. If the payee failed to enter an exempt payee code, but the classification selected indicates that the payee is exempt, you may accept the classification and treat the payee as exempt unless you have actual knowledge that the classification is not valid.

If the payee is not exempt, you are required to backup withhold on reportable payments if the payee does not provide a TIN in the manner required or does not sign the certification, if required.

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

2. The United States or any of its agencies or instrumentalities;

3. A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions, agencies, or instrumentalities;

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities;

5. A corporation;

6. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession;

7. A futures commission merchant registered with the Commodity Futures Trading Commission;

8. A real estate investment trust;

9. An entity registered at all times during the tax year under the Investment Company Act of 1940;

10. A common trust fund operated by a bank under section 584(a);

11. A financial institution;

12. A middleman known in the investment community as a nominee or custodian; or

13. A trust exempt from tax under section 664 or described in section 4947.

The following types of payments are exempt from backup withholding as indicated for payees listed in 1 through 13 above.

Interest and dividend payments. All listed payees are exempt except the payee in item 7.

Broker transactions. All payees listed in items 1 through 4 and 6 through 11 are exempt. Also, C corporations are exempt. A person registered under the Investment Advisers Act of 1940 who regularly acts as a broker also is exempt.

Barter exchange transactions and patronage dividends. Only payees listed in items 1 through 4 are exempt.

Payments reportable under sections 6041 and 6041A. Payees listed in items 1 through 5 generally are exempt.

However, the following payments made to a corporation and reportable on Form 1099-MISC, Miscellaneous Income, are not exempt from backup withholding.

- Medical and health care payments.
- Attorneys' fees (also gross proceeds paid to an attorney, reportable under section 6045(f)).
- Payments for services paid by a federal executive agency. (See Rev. Rul. 2003-66, which is on page 1115 of Internal Revenue Bulletin 2003-26 at *IRS.gov/pub/irs-irbs/irb03-26.pdf*.)

Payments made in settlement of payment card or third party network transactions. Only payees listed in items 1 through 4 are exempt.

Payments Exempt From Backup Withholding

Payments that are not subject to information reporting also are not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, 6050N, and 6050W and their regulations. The following payments generally are exempt from backup withholding.

Dividends and patronage dividends.
- Payments to nonresident aliens subject to withholding under section 1441.
- Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
- Payments of patronage dividends not paid in money.
- Payments made by certain foreign organizations.
- Section 404(k) distributions made by an ESOP.

Interest payments.
- Payments of interest on obligations issued by individuals. However, if you pay $600 or more of interest in the course of your trade or business to a payee, you must report the payment. Backup withholding applies to the reportable payment if the payee has not provided a TIN or has provided an incorrect TIN.
- Payments described in section 6049(b)(5) to nonresident aliens.
- Payments on tax-free covenant bonds under section 1451.
- Payments made by certain foreign organizations.
- Mortgage or student loan interest paid to you.

Other types of payment.
- Wages.
- Distributions from a pension, annuity, profit-sharing or stock bonus plan, any IRA, an owner-employee plan, or other deferred compensation plan.
- Distributions from a medical or health savings account and long-term care benefits.
- Certain surrenders of life insurance contracts.
- Distribution from qualified tuition programs or Coverdell ESAs.
- Gambling winnings if regular gambling winnings withholding is required under section 3402(q). However, if regular gambling winnings withholding is not required under section 3402(q), backup withholding applies if the payee fails to furnish a TIN.
- Real estate transactions reportable under section 6045(e).
- Cancelled debts reportable under section 6050P.
- Fish purchases for cash reportable under section 6050R.

Payees and Account Holders Exempt From FATCA Reporting

Reporting under chapter 4 (FATCA) with respect to U.S. persons generally applies only to foreign financial institutions (FFI) (including a branch of a U.S. financial institution that is treated as an FFI under an applicable intergovernmental agreement (IGA)). Thus, for example, a U.S. financial institution maintaining an account in the United States does not need to collect an exemption code for FATCA reporting. If you are providing a Form W-9, you may pre-populate the FATCA exemption code with "Not Applicable," "N/A," or a similar indication that an exemption from FATCA reporting does not apply. Any payee that provides such a form, however, cannot be treated as exempt from FATCA reporting. For details on the FATCA reporting requirements, including specific information regarding which financial institutions are required to report, see sections 1471 to 1474 and related regulations. See Regulations section 1.1471-3(d)(2) for when an FFI may rely on documentary

Instr. for Req. of Form W-9 (Rev. 10-2018) -3-

evidence to treat a U.S. person as other than a specified U.S. person and see Regulations section 1.1471-3(f)(3) for when an FFI may presume a U.S. person as other than a specified U.S. person.

If you receive a Form W-9 with a FATCA exemption code and you know or have reason to know the person is a specified U.S. person, you may not rely on the Form W-9 to treat the person as exempt from FATCA reporting. However, you may still rely on an otherwise completed Form W-9 to treat a person as a specified U.S. person. An exemption from FATCA reporting (or lack thereof) does not affect backup withholding as described earlier in these instructions. The following are not specified U.S. persons and are thus exempt from FATCA reporting.

A. An organization exempt from tax under section 501(a), or any individual retirement plan as defined in section 7701(a)(37);

B. The United States or any of its agencies or instrumentalities;

C. A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions, agencies, or instrumentalities;

D. A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations 1.1472-1(c)(1)(i);

E. A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations 1.1472-1(c)(1)(i);

F. A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any State;

G. A real estate investment trust;

H. A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940;

I. A common trust fund as defined in section 584(a);

J. A bank as defined in section 581;

K. A broker;

L. A trust exempt from tax under section 664 or described in section 4947; or

M. A tax-exempt trust under a section 403(b) plan or section 457(g) plan.

Joint Foreign Payees

If the first payee listed on an account gives you a Form W-8 or a similar statement signed under penalties of perjury, backup withholding applies unless:

1. Every joint payee provides the statement regarding foreign status, or

2. Any one of the joint payees who has not established foreign status gives you a TIN.

If any one of the joint payees who has not established foreign status gives you a TIN, use that number for purposes of backup withholding and information reporting.

For more information on foreign payees, see the Instructions for the Requester of Forms W-8BEN, W-8BEN-E, W-8ECI, W-8EXP, and W-8IMY.

Names and TINs To Use for Information Reporting

Show the full name and address as provided on Form W-9 on the information return filed with the IRS and on the copy furnished to the payee. If the payee has marked their address "NEW", you should update your records. If you made payments to more than one payee or the account is in more than one name, enter on the first name line of the information return only the name of the payee whose TIN is shown on Form W-9. You may show the names of any other individual payees in the area below the first name line on the information return. Forms W-9 showing an ITIN must have the name exactly as shown on line 1a of the Form W-7 application. If you are a PFFI reporting a U.S. account on Form 8966, FATCA Report, and the account is jointly held by U.S. persons, file a separate Form 8966 for each holder.

TIP *For more information on the names and TINs to use for information reporting, see section J of the* General Instructions for Certain Information Returns.

Notices From the IRS

The IRS will send you a notice if the payee's name and TIN on the information return you filed do not match the IRS's records. (See *Taxpayer Identification Number (TIN) Matching*, next.) If you receive a backup withholding notice, you may have to send a "B" notice to the payee to solicit another TIN. Pub. 1281, Backup Withholding for Missing and Incorrect Name/TIN(s), contains copies of the two types of "B" notices. If you receive a penalty notice, you also may have to send a solicitation to the payee. See Pub. 1586, Reasonable Cause Regulations and Requirements for Missing and Incorrect Name/TINs.

Taxpayer Identification Number (TIN) Matching

TIN Matching allows a payer or authorized agent who is required to file Forms 1099-B, DIV, INT, K, MISC, OID, and/or PATR to match TIN and name combinations with IRS records before submitting the forms to the IRS. TIN Matching is one of the e-services products that is offered and is accessible through the IRS website. Go to IRS.gov and enter "e-services" in the search box. It is anticipated that payers who validate the TIN and name combinations before filing information returns will receive fewer backup withholding (CP2100) notices and penalty notices.

Additional Information

For more information on backup withholding, see Pub. 1281.

-4- Instr. for Req. of Form W-9 (Rev. 10-2018)

In order to tender, a holder of Original Notes should send or deliver a properly completed and signed Letter of Transmittal and any other required documents to the Exchange Agent at its address set forth below or tender pursuant to DTC’s ATOP procedures. Only manually signed copies of the Letter of Transmittal will be accepted.

The Exchange Agent for the Exchange Offers is:

The Bank of New York Mellon Trust Company, N.A.

By Facsimile (For Eligible Institutions only) (732) 667-9408 Attention: Eric Herr
By Registered, Certified or
Regular Mail, or By
Overnight Courier or By
Hand Delivery

c/o The Bank of New York Mellon Corporation Corporate Trust Operations - Reorganization Unit
111 Sanders Creek Parkway
East Syracuse, NY 13057
Attention: Eric Herr
For Information or Confirmation by Telephone or Email: (315) 414-3362 CT_REORG_UNIT_INQUIRIES @bnymellon.com

Originals of all documents sent by facsimile should be promptly sent to the Exchange Agent by mail, by hand or by overnight delivery service.